                                                                    Exhibit 99.3

                                                                       Exhibit I

                  Management's Assertion Concerning Compliance
                      with USAP Minimum Servicing Standards


March 26, 2003


As of and for the year ended December 31, 2002, The CIT Group/Sales Financing, Inc. (the "Company"), a wholly owned subsidiary of CIT Group Inc., has complied in all material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP").

As of and for this same period, CIT Group Inc. had in effect a financial institution bond, computer crime policy, and errors and omissions policy in the following amounts:

--------------------------------------------------------------------------------
            Insurance Type               Coverage                Coverage

--------------------------------------------------------------------------------
Financial institution bond                 $60mm            09/30/98 to 09/15/02
                                           $60mm            09/30/02 to 09/30/03
--------------------------------------------------------------------------------
Computer crime policy                      $60mm            09/30/98 to 09/15/02
                                           $60mm            09/30/02 to 09/30/03
--------------------------------------------------------------------------------
Errors and omissions                       $25mm            12/30/01 to 12/30/02
                                           $10mm            12/30/02 to 12/30/03
--------------------------------------------------------------------------------


/s/ Thomas B. Hallman
------------------------------------
Thomas B. Hallman

President & Chief Executive Officer
The CIT Group/Sales Financing, Inc.

/s/ William L. Schumm
------------------------------------
William L. Schumm

Executive Vice President
The CIT Group/Sales Financing, Inc.

/s/ Kenneth P. Reynolds
------------------------------------
Kenneth P. Reynolds
Senior Vice President, Treasurer
The CIT Group/Sales Financing, Inc.


/s/ Frank Garcia
------------------------------------
Frank Garcia

Senior Vice President
The CIT Group/Sales Financing, Inc.